UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 7, 2011

VALCOM, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-28416	58-1700840
(STATE OR OTHER JURISDICTION OF INCORPORATIONOR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER (IDENTIFICATION NO.)

2113A GULF BOULEVARD, INDIAN ROCKS BEACH, FL 33785
 (Address of principal executive offices and zip code)

_______________________
 (Former address of principal executive offices) (zip code)

(727) 953-9778
 (Registrant's telephone number, including area code)

Copies to:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 3, 2011, the board of directors of ValCom, Inc. (the "Company") dismissed Malone & Bailey CPAs (“M&B”) as the Company's independent registered public accounting firm.

M&B has not issue a report on the financial statement of the Company for the most recent fiscal year 2010. However did issue a report on the previous fiscal years of 2009 and 2008.

During the Company's two most recent fiscal years and the subsequent interim period through the date of dismissal, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

On February 3, 2011, the Company engaged Douglas Labrozzi of Labrozzi, CPA’s ("Labrozzi") as its independent registered public accounting firm for the Company's fiscal year ended September 30, 2009 and September 30, 2010.

On February 7, 2011, the Company provided M&B with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that M&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated Feb. 7, 2011, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

During the year ended September 30, 2010 and the subsequent interim period through February 3, 2011, 2010, the Company did not consult with Labrozzi regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (A) EXHIBITS

EXHIBIT NUMBER DESCRIPTION

16.1 Letter from Malone & Bailey, dated Feb. 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALCOM, INC.

Date: February 7, 2011	By: /s/ Vince Vellardita Vince Vellardita, Chief Executive Officer

MALONE & BAILEY, LLP
CERTIFIED PUBLIC ACCOUNTAIN FIRM
 www.malonebailey.com

February 7, 2011

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Malone & Bailey, CPAs was previously principal accountant for ValCom, Inc. (the "Company") and has reviewed its quarterly financial statements through June 30, 2010. Effective February 3, 2011, the Company dismissed Malone & Bailey, CPAs as its principal accountants. We have read the Company's statements included in its Form 8-K dated February 7, 2011, and agree with such statements contained therein insofar as they relate to our firm. We cannot confirm or deny that the appointment of Malone and Bailey was approved by the Board of Directors, or that there were no consulted prior to their appointment as auditors.

Sincerely,

/s/ Malone & Bailey, CPAs
February 7, 2011

Malone & Bailey, LLP  CPAs
10350 Richmond Ave. Suite 800, Houston, TX 77042

(713) 343-4200 Fax: (713) 266-1815